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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549



                                   FORM 8-K



                                CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

                       Date of Report (Date of earliest
                                event reported):
                                 June 17, 1996



                                XYTRONYX, INC.
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            (Exact name of registrant as specified in its charter)



                                  Delaware
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                 (State or other jurisdiction of incorporation


         0-14838                                  36-3258753
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   (Commissioner File Number)          (IRS Employer Identification Number)




                             6555 Nancy Ridge Drive
                                   Suite 200
                          San Diego, California  92121
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             (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code:  (619) 550-3900
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Item 5.   Other Events.

     The News Release dated June 17, 1996 announcing results for the fiscal year ended March 31, 1996 results, filed as Exhibit 99.54 hereto, is hereby incorporated into this Report by reference.




Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.


     (c)  EXHIBITS. The following exhibit accompanies this Report:

   Exhibit
   Number                     Exhibit Description
   -------                    -------------------

     99.54 News Release dated June 17, 1996 announcing results for the fiscal year ended March 31, 1996.







                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       XYTRONYX, INC.


                                       By: /s/ DALE SANDER
                                           ---------------------------
                                               Dale Sander
                                               Chief Financial Officer

Date:  June 18, 1996


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                               INDEX TO EXHIBITS



Exhibit                                                            Sequentially
Number      Description of Exhibit                                 Numbered Page
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99.54       News Release dated June 17, 1996 announcing results
            for the fiscal year ended March 31, 1996.





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